EXHIBIT 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of November 9, 2004 (the “Amendment”), to the Seventh Amended and Restated Credit Agreement, dated as of July 8, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Pennsylvania corporation (the “Company”), IRON MOUNTAIN CANADA CORPORATION, a company organized under the laws of the Province of Nova Scotia, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BANK OF AMERICA, N.A. (formerly known as Fleet National Bank), as syndication agent, WACHOVIA BANK, NATIONAL ASSOCIATION and THE BANK OF NOVA SCOTIA, as co-documentation agents, JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent, JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and J.P. MORGAN SECURITIES INC., as arranger and bookrunner.

W I T N E S S E T H:

WHEREAS, the Company, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Company has requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders are willing to agree to such amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, the Lenders and the Administrative Agent hereby agree as follows:

1.            Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.            Amendment to Section 9.09. Section 9.09 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and substituting in lieu thereof the following new table:

Period	Consolidated Leverage Ratio
From June 30, 2004 through December 31, 2005	5.25 to 1
From January 1, 2006 through June 30, 2006	5.00 to 1
From July 1, 2006 through December 31, 2006	4.75 to 1
From January 1, 2007 through December 31, 2007	4.50 to 1
From January 1, 2008 and thereafter	4.25 to 1

3.            Amendment to Section 9.10. Section 9.10 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and substituting in lieu thereof the following new table:

Period	Domestic Leverage Ratio
From June 30, 2004 through December 31, 2005	5.50 to 1
From January 1, 2006 through June 30, 2006	5.25 to 1
From July 1, 2006 through December 31, 2006	5.00 to 1
From January 1, 2007 through December 31, 2007	4.75 to 1
From January 1, 2008 and thereafter	4.50 to 1

4.            Representations and Warranties. On and as of the date hereof, the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Company hereby confirms, reaffirms and restates such representations and warranties as of such earlier date. The Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5.            Effectiveness. This Amendment shall become effective as of the date set forth above (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)   First Amendment. The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Company, and Lenders party to the Credit Agreement constituting the “Majority Lenders” thereunder (or, in the case of any Lender, a lender addendum or joinder agreement in a form specified by the Administrative Agent).

(b)   Security Documents. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Company, the Canadian Borrower and each Subsidiary Guarantor.

6.            Valid and Binding. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7.            Payment of Expenses. The Company agrees to pay or reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

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8.            Reference to and Effect on the Credit Agreement; Limited Effect. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

9.            Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.          Loan Document; Integration. This Amendment shall constitute a Basic Document. This Amendment and the other Basic Documents represent the agreement of the Company, the Canadian Borrower, each Subsidiary Guarantor, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Basic Documents.

11.          GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12.          Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN INCORPORATED

By: /s/ J.P. Lawrence Name: J.P. Lawrence Title: VP, Treasurer

JPMORGAN CHASE BANK, as Administrative Agent and as a Lender

By: /s/ Robert T. Sacks Name: Robert T. Sacks Title: Managing Director

JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and as a Canadian Lender

By: /s/ Christine Chan Name: Christine Chan Title: Vice President

BANK ONE, NA, as a Lender

By: /s/ Robert T. Sacks
Name: Robert T. Sacks
Title: Managing Director

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

The Bank of New York

By: /s/ Kenneth P. Sneider, Jr. Name: Kenneth P. Sneider, Jr. Title: Vice President

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

The Bank of Nova Scotia
as Canadian Lender

By: /s/ Byron Kwan Name: Byron Kwan Title: Director By: /s/ Laura Charlton Name: Laura Charlton Title: Associate Director

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

The Bank of Nova Scotia as US$ Lender

By: /s/ Todd Meller Name: Todd Meller Title: Managing Director

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

The Bank of Nova Scotia
as Multi-Currency Lender

By: /s/ Todd Meller Name: Todd Meller Title: Managing Director

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

The Bank of Nova Scotia
as US$-Canadian Lender

By: /s/ Todd Meller Name: Todd Meller Title: Managing Director

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

BEAR STEARNS CORPORATE LENDING INC.

By: /s/ Victor Bulzacchelli Name: Victor Bulzacchelli Title: Vice President

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

BNP PARIBAS

By: /s/ Duane Helkowski Name: Duane Helkowski Title: Managing Director
BNP PARIBAS

By: /s/ Shayn March Name: Shayn March Title: Director

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

CALYON NEW YORK BRANCH

By: /s/ James Gibson Name: James Gibson Title: Managing Director By: /s/ Rod Hurst Name: Rod Hurst Title: Director

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

CIBC Inc.

By: /s/ Dominic J. Sorresso Name: Dominic J. Sorresso Title: Executive Director CIBC World Markets Corp., as Agent

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Citizens Bank of Massachusetts

By: /s/ Stephen F. Foley Name: Stephen F. Foley Title: Senior Vice President

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Fleet National Bank

By: /s/ John F. Lynch Name: John F. Lynch Title: Senior Vice President

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Marie G. Mollo Name: Marie G. Mollo Title: Duly Authorized Signatory

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

HSBC Bank USA, National Association

By: /s/ Kenneth V. McGraime Name: Kenneth V. McGraime Title: Senior Vice President

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

National City Bank

By: /s/ Tara M. Handforth Name: Tara M. Handforth Title: Vice President

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Sovereign Bank

By: /s/ Robert H. Rivet Name: Robert H. Rivet Title: Vice President

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Toronto Dominion (New York), Inc.

By: /s/ Masood Fikree Name: Masood Fikree Title: Authorized Agent

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Union Bank of California, N.A.

By: /s/ Albert W. Kelley Name: Albert W. Kelley Title: Vice President

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Wachovia Bank, National Association

By: /s/ John G. Taylor Name: John G. Taylor Title: Vice President

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Webster Bank, National Association

By: /s/ Robert E. Meditz Name: Robert E. Meditz Title: Vice President

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

PPM SPYGLASS FUNDING TRUST

By: /s/ Diana M. Himes Name: Diana M. Himes Title: Assistant Vice President

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

PPM SHADOW CREEK FUNDING LLC

By: /s/ Diana M. Himes Name: Diana M. Himes Title: Assistant Vice President

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

SAWGRASS TRADING LLC

By: /s/ Diana M. Himes Name: Diana M. Himes Title: Assistant Vice President

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

KZH PONDVIEW LLC

By: /s/ Hi Hua Name: Hi Hua Title: Authorized Agent

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By: /s/ John H. Costello Name: John H. Costello Title: Assistant Treasurer

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Oasis Collateralized High Income Portfolios-1 Ltd.
By: Patriarch Partners XIII, LLC Its Managing Agent

By: /s/ Lynn Tilton Name: Lynn Tilton Title: Manager

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

AVALON CAPITAL LTD. 2
By: INVESCO Senior Secured Management, Inc. As Portfolio Advisor

By: /s/ Joseph Rotondo Name: Joseph Rotondo Title: Authorized Signatory

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

CHAMPLAIN CLO, LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By: /s/ Joseph Rotondo Name: Joseph Rotondo Title: Authorized Signatory

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc. As Investment Advisor

By: /s/ Joseph Rotondo Name: Joseph Rotondo Title: Authorized Signatory

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

DIVERSIFIED CREDIT PORTFOLIO LTD.

By: INVESCO Senior Secured Management, Inc. as Investment Adviser
By: /s/ Joseph Rotondo Name: Joseph Rotondo Title: Authorized Signatory

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

AIM FLOATING RATE FUND
By: INVESCO Senior Secured Management, Inc. As Sub-Adviser

By: /s/ Joseph Rotondo Name: Joseph Rotondo Title: Authorized Signatory

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

INVESCO CBO 2000-1 LTD.
By: INVESCO Senior Secured Management, Inc. As Portfolio Advisor

By: /s/ Joseph Rotondo Name: Joseph Rotondo Title: Authorized Signatory

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

SARATOGA CLO I, LIMITED
By: INVESCO Senior Secured Management, Inc. As Asset Manager

By: /s/ Joseph Rotondo Name: Joseph Rotondo Title: Authorized Signatory

Signature page to the First Amendment

dated as of November 9, 2004 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

SEQUILS-LIBERTY, LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By: /s/ Joseph Rotondo Name: Joseph Rotondo Title: Authorized Signatory

EXHIBIT A

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

ACKNOWLEDGMENT AND CONFIRMATION, dated as of November 9, 2004 (this “Acknowledgment and Confirmation”) made by each of the signatories hereto.

1.            Reference is made to First Amendment, dated as of November 9, 2004 (the “Amendment”), to the Seventh Amended and Restated Credit Agreement, dated as of July 8, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Pennsylvania corporation (the “Company”), IRON MOUNTAIN CANADA CORPORATION, a company organized under the laws of the Province of Nova Scotia, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BANK OF AMERICA, N.A. (formerly known as Fleet National Bank), as syndication agent, WACHOVIA BANK, NATIONAL ASSOCIATION and THE BANK OF NOVA SCOTIA, as co-documentation agents, J.P. MORGAN BANK CANADA, as Canadian Administrative Agent, JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and J.P. MORGAN SECURITIES INC., as arranger and bookrunner.

2.            Each of the parties hereto hereby agrees, with respect to each Basic Document to which it is a party:

(a)          all of its obligations, liabilities and indebtedness under such Basic Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

(b)          all of the Liens and security interests created and arising under such Basic Document remain in full force and effect on a continuous basis after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Basic Documents.

3.            THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.            This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN INCORPORATED

By:____________________________
Name:
Title:
IRON MOUNTAIN CANADA CORPORATION

By:____________________________
Name:
Title:

SUBSIDIARY GUARANTORS

COMAC, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
IRON MOUNTAIN GLOBAL, INC.
IRON MOUNTAIN GLOBAL, LLC
IRON MOUNTAIN INFORMATION
MANAGEMENT, INC.
MOUNTAIN REAL ESTATE ASSETS, INC.,
MOUNTAIN RESERVE II, INC.
TREELINE SERVICES CORPORATION

By:____________________________
Name:
Title:

SUBSIDIARY PLEDGORS

IRON MOUNTAIN GLOBAL, INC.
IRON MOUNTAIN GLOBAL, LLC
IRON MOUNTAIN INFORMATION
MANAGEMENT, INC.
TREELINE SERVICES CORPORATION

By:____________________________
Name:
Title:

SUBSIDIARY GUARANTORS

IRON MOUNTAIN STATUTORY TRUST – 1998

By: WACHOVIA BANK, NATIONAL
ASSOCIATION (formerly FIRST UNION NATIONAL
BANK), not individually but as Owner Trustee under
that certain Amended and Restated Owner Trust
Agreement dated as of October 1, 1998, as amended

By:______________________________
Name:
Title:

IRON MOUNTAIN STATUTORY TRUST – 1999

By: WACHOVIA BANK, NATIONAL
ASSOCIATION (formerly FIRST UNION NATIONAL
BANK), not individually but as Owner Trustee under
that certain Owner Trust Agreement dated as of July 1, 1999

By:______________________________
Name:
Title:

SUBSIDIARY PLEDGORS

IRON MOUNTAIN STATUTORY TRUST – 1998

By: WACHOVIA BANK, NATIONAL
ASSOCIATION (formerly FIRST UNION NATIONAL
BANK), not individually but as Owner Trustee under
that certain Amended and Restated Owner Trust
Agreement dated as of October 1, 1998, as amended

By:______________________________
Name:
Title:

IRON MOUNTAIN STATUTORY TRUST – 1999

By: WACHOVIA BANK, NATIONAL
ASSOCIATION (formerly FIRST UNION NATIONAL
BANK), not individually but as Owner Trustee under
that certain Owner Trust Agreement dated as of July 1, 1999

By:______________________________
Name:
Title: